DISTINCT ASSETSSM FROM TRANSAMERICA®

A VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 1998

The following hereby replaces the corresponding paragraphs in Addition, Deletion or Substitution:

New Sub-Accounts may be established when, in our discretion, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by us. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, investment or other conditions d so warrant. In the event any Sub-Account is eliminated, we will notify the Owners and request re-allocation of the amounts invested in the eliminated Subaccount-Account. We also reserve the right to restrict the transfer privilege.

Similarly, we may, at our discretion, close a Sub-Account to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed Sub-Account will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfer transactions into a closed Sub-Account will not be processed and will cause the entire transfer transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Distinct AssetsSM from Transamerica® – A Variable Annuity dated May 1, 1998